EdgePoint AI

EdgePoint AI

SOLUTIONS FOR PHARMA MANUFACTURING IN THE COVID19 AGE

JUNE 7, 2020


RESEARCH AND
DEVELOPMENT







THIS DOCUMENT CONTAINS "FORWARD-LOOKING STATEMENTS" THAT INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES FOR PURPOSES OF THE SAFE HARBOR PROVIDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN THIS COMMUNICATION REGARDING STRATEGY, FUTURE OPERATIONS, FUTURE FINANCIAL POSITION, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT ARE FORWARD-LOOKING STATEMENTS. IN ADDITION, WHEN OR IF USED IN THIS COMMUNICATION, THE WORDS "WILL," "MAY," "WOULD," "APPROXIMATE," "EXPECT," "INTEND," AND SIMILAR EXPRESSIONS AND THEIR VARIANTS, AS THEY RELATE TO THE COMPANY, ONCOTELIC OR THE MANAGEMENT OF EITHER COMPANY, BEFORE OR AFTER THE MERGER, MAY IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENT AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, UNCERTAINTIES AS TO THE TIMING OF FINANCING AND THE OUTCOME OF THE CLINICAL PROGRAM AND THE OUTCOME OF FDA INTERACTIONS. THIS REVIEW OF IMPORTANT FACTORS THAT COULD CAUSE ACTUAL EVENTS TO DIFFER FROM EXPECTATIONS SHOULD NOT BE CONSTRUED AS EXHAUSTIVE AND SHOULD BE READ IN CONJUNCTION WITH STATEMENTS THAT ARE INCLUDED HEREIN AND ELSEWHERE, INCLUDING THE RISK FACTORS INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC ON APRIL 10, 2019. FORWARD LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE AND ASSUMPTIONS AS OF THE DATE OF THIS REPORT. EXCEPT AS REQUIRED BY APPLICABLE LAW, THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENT, OR TO MAKE ANY OTHER FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

EdgePointAI

BACK TO WORK IN THE COVID SETTING

- There are 156 million people employed in the US in government, services and professional industries
- Estimated requirement for US Government spend is $3.6 billion to hire workers for tracing the spread of the SAR-CoV2 virus [1]
- We propose to use our camera grid technology with AI to monitor and record contacts between workers in indoor settings like manufacturing, retail, and restaurants nationwide
- The technology has already been developed and is being tested in a large convenience store chain in Pennsylvania to track shoppers, traffic flow and inventory using our AI vision camera grid
- The camera grid will track employees for contact tracing and fever monitoring to ensure a healthy and compliant environment as the US begins to open up

1. https://www.nbcnews.com/news/us-news/army-contact-tracers-will-be-needed-coronavirus-fight-experts-say-n1186171

INTRODUCING TRACEPOINT AI VISION GRID FOR CONTACT TRACING AND FEVER MONITORING IN MANUFACTURING

- TracePoint enables real-time processing of a camera vision grid "in the plant" with cluster computing proprietary technology slashing costs to a fraction of similar systems from AMAZON, offering these features to CDMOs
    - CONTACT TRACING: TracePoint will identify workers who met a sick coworker and alert operational staff to take actions defined in standard operational procedures
    - FEVER MONITORING: The system will include Fever Camera System to continuously measure the body temperature of personnel at a fraction of the cost of commercial infrared cameras
    - MANUFACTURING: The AI vision grid will track men and materials to streamline manufacturing
- EdgePoint proprietary technology leverages its partnership with IBM for distribution and support

IBM Watson



TracePoint Camera Grid BRICK™ System

EdgePoint AI

THE POWER PERFORMANCE DISRUPTION



EdgePoint BRICK™

Specs

BRICK 1.0	AC922 with V100	
7.8 fps Inference	6.77 fps Inference	
100 Watts Peak	2200W Power	1/20th power
$4,500 MSRP	$53,000 MSRP	1/10th price
Plugs into 220V	Special cooling	



IBM AC922

- 6x NV100
- 2x PPC9

In the Plant or Store

Data Center

EdgePoint AI

HOW DOES IT WORK?

MFG Facility



Spotlight Cameras connect to PointR Cubes and Bricks

2

Step 2

USE the Models trained by PowerAI

Instant Real Time Response



PointR CUBEs process local video and images to extract meta data

3

Step 3

Dashboard alerts manager for re-training models



Information Changes fed back to data center

Data Center

Blockchain Hyper-ledger

Contains immutable transactions generated by Vision Fabric at the plant

Data Collection: 100K's of images for 10K's of labels

1

1-click publish



IBM Power AI Vision

Step 1

TEACH by feeding data

4

Step 4

Label updates from require re-training and enriching model

Daily Weekly Updates

EDGEPOINT INFRASTRUCTURE COST BENEFIT

EdgePointAI

Typical 5,000 sq. ft Amazon Go Technology vs. EdgePoint Technology

Components	EdgePoint	Amazon Go	X improvement
# of Camera	140	1,280	9X
Bandwidth (Gigabit/sec)	0.05	2.56	52X
# of Switches	Built in	92	
Networking	Built in	No Built In	
**Estimated AWS cost for Amazon Retail		$2,628,000	10X

VISION GRID: AMAZON VS. EDGEPOINT



EdgePoint AI

- Low Camera Density
- Edge Computing/ Low Rate of Data Transfer
- Low Cost

    Pharmaceutical Manufacturing

    TracePoint

        Fever Tracking

        Contact Tracing

        Man/Material Flow

amazon

- High Camera Density
- Cloud Computing/ High Rate of Data Transfer
- High Cost

    Amazon Go Retail Store

    Amazon Warehouse

EdgePoint AI

USE CASE: MACHINE VISION MONITORS CONTACT BETWEEN PERSONNEL FOR WORKER SAFETY



Example AI Vision Camera Grid

- Monitors flow of personnel indoors and record contact between workers and their locations
- Operations can trace history of contact between an infected employee and staff
- Standard operating procedures can include quarantine of affected personnel and disinfecting surfaces
- Can be deployed in hallways, loading docks, warehouse, break rooms and manufacturing
- Minimize the number of affected employees to quarantine and contaminated surfaces to disinfect
- Focus disinfection versus plant wide disinfection

USE CASE: MACHINE VISION TO TRACK PERSONNEL TEMPERATURE

EdgePoint AI



38.1° C
29.6C
38.1C

Temperature Monitoring Camera

- Integrated camera technology tracks temperature of employees continuously
- Machine vision technology uses face recognition to identify the personnel when anomalies are detected to alert operations
- Cameras record temperatures uninterruptedly and for each worker
- Standard operating procedures can include quarantine of affected personnel and disinfecting surfaces

EdgePointAI

MACHINE VISION TRACKS FLOW OF MEN AND MATERIALS TO STREAMLINE DRUG MANUFACTURING



Manufacturing Plant with Vision Camera Grid

- Automatically track the real-time workflow of materials, personnel, equipment and products to achieve instant traceability and compliance
- Register events in a blockchain general ledger for immutability and auditability enhancing compliance
- Optimize traffic flow for efficiency in procedures and worker safety
- Potential to identify issues before product impact

PARTNERS FOR INTEGRATED PRODUCTS AND DISTRIBUTION

IBM®

- Product integration with IBM Power AI Vision (PAIV) on server: AC922
- Collaboration with IBM Hyper Ledger open source project
- Partnership with IBM Global Business Services for WW sales & marketing

meridian IT

- IBM Value-Added-Reseller & Top-25 Managed Services Provider
- $0.5 Billion Global IT services company
- Trained on EdgePoint technology being deployed for Retail Sector
- Provides Cloud managed services, Implementation & Leasing financials

ONLINE DEMOS

- EdgePoint Retail Demo
  - https://youtu.be/24fd-XUAaGY

- EdgePoint Demo of cGMP Manufacturing
  - https://youtu.be/U_66Iz9_bg0

- Amazon GO store using AI Vision, Sensor Fusion and Machine Learning Algorithms
  - https://www.youtube.com/watch?v=NrmMk1Myrxc

EdgePoint AI

Thank You

vtrieu@oncotelic.com

saran.saund@oncotelic.com